                                                                   EXHIBIT 99.11

                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report for Trust for Credit Unions dated October 3, 1997 (and to all references to our firm) included or incorporated by reference in Post-Effective Amendment No. 19 and Amendment No. 21 to Registration Statement File Nos. 33-18781 and 811-5407, respectively.

                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP
Boston, Massachusetts
December 17, 1997